SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 10, 1998

                       TOTAL-TEL USA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                   NEW JERSEY
                 (State or other jurisdiction of incorporation)

                           0-2180          1656895
                          (Commission      (I.R.S. Employer
                          File Number)     Identification Number)

                             OVERLOOK AT GREAT NOTCH
                                 150 CLOVE ROAD
                                     BOX 449
                         LITTLE FALLS, NEW JERSEY 07054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 812-1100

                                      NONE
          (Former name or former address, if changed since last report)

Item 5.     Other Events
-------     ------------
     On December 10, 1998, Total-Tel USA Communications, Inc. ("the "Company"), a New Jersey corporation, entered into a Settlement Agreement with Revision, LLC, ("Revision"), a Delaware limited liability corporation, Gold & Appel Transfer, S.A. ("Gold & Appel"), a British Virgin Islands corporation, and Walt Anderson (the "Settlement Agreement") terminating litigation initiated in April 1998 by Gold & Appel and Mr. Anderson against Total-Tel (the "Litigation"). Mr. Anderson is the attorney-in-fact for Gold & Appel. Warren Feldman is Total-Tel's Chairman and Chief Executive Officer; Solomon Feldman is a director of the company. The Settlement Agreement also includes the resolution of a proxy contest initiated by Revision and Mr. Anderson in November 1998 to displace certain members of Total-Tel's Board of Directors. The Board of Directors of Total-Tel, with Messrs. Solomon Feldman and Warren Feldman not voting, approved the Settlement Agreement on December 10, 1998.

     Also on December 10, 1998, Warren Feldman and Solomon Feldman entered into a Stock Purchase Agreement with Revision and Mr. Anderson providing, among other things, for (i) the purchase by Revision from the Feldmans of between 1,100,000 and 1,200,000 shares of Total-Tel common stock (the "Common Stock") for $24 per share ("the Stock Purchase"), (ii) an agreement by the Feldmans and Mr. Anderson to vote their shares in favor of a reconstituted Board of Directors, and (iii) an agreement to negotiate a one-year employment agreement for Warren Feldman under which he will continue to serve as Chairman of the Board and Chief Executive Officer of the Company (the "Stock Purchase Agreement").

The Settlement Agreement
------------------------

     The Settlement Agreement is filed as an exhibit to this Report and is incorporated herein by reference. The following summary of the terms of the Settlement Agreement is qualified in its entirety by the provisions of the Settlement Agreement.

     SETTLEMENT OF LITIGATION. Under the terms of the Settlement Agreement, Revision, Gold & Appel and the Company are required to prepare and jointly file, as soon as practicable, a stipulation with the Superior Court, Chancery Division, Passaic County, New Jersey (the "Court"), seeking to dismiss the Litigation with prejudice. The Court is expected to rule on the request for dismissal within the next 30 days. Total-Tel, Revision, and Gold & Appel will request the Court to dismiss all orders it previously entered that prohibit Revision, Gold & Appel, Mr. Anderson, Warren Feldman or Solomon Feldman from purchasing or acquiring, directly or indirectly, any additional stock of the Company.

     POSTPONING ANNUAL MEETING OF SHAREHOLDERS. On December 9, 1998, the Company postponed its 1998 Annual Meeting, which was originally scheduled for December 10, 1998, because the parties to the litigation were engaged in settlement negotiations. Under the Settlement Agreement, the Company is required to take all actions necessary to reschedule the meeting to a date no later than January 31, 1999 (or in the event that date because impracticable due to delays in the satisfaction of the regulatory or court approval conditions to the Stock Purchase, no later than February 28, 1999).

     PROXY STATEMENTS. The Settlement Agreement provides that Total-Tel shall prepare and file with the Securities and Exchange Commission upon the closing of the Stock Purchase, a proxy statement which contains the recommendations of the Board with respect to the election of a new Board at the rescheduled 1998 Annual Meeting. Under the Settlement Agreement, the new Board will consist of the following six individuals: Warren Feldman, two designees of Warren Feldman, Walt Anderson, and two designees of Walt Anderson.

     THE BY-LAW AMENDMENTS. On April 7, 1998, the Board of Directors amended the Company's By-Laws in five respects: (i) a provision establishing June 10 as the date of the annual meeting of shareholders was deleted, and replaced with a provision permitting the Board to schedule the annual shareholders' meeting at its discretion, (ii) a provision was added allowing shareholders to act by written consent in lieu of a meeting, (iii) a provision was deleted which required five day's notice to all directors before amending the By-Laws, (iv) a provision permitting any shareholder who owned 25 percent or more of the Company's stock to call a special meeting was deleted, (v) a provision was added that requires submission of notice of shareholder proposals or Board nominees not less than 60 days before the anniversary date of the prior year's shareholders' meeting.

     On April 8, 1998 -- the day following the adoption of the By-Law amendments -- Gold & Appel and Revision initiated the Litigation by filing suit to invalidate the By-Law amendments and a Shareholders Rights Plan adopted by the Company's Board of Directors on March 31, 1998. On April 13, 1998, the Court ordered the Company not to implement the By-Law amendments and the Shareholders Rights Plan pending a trial on the merits. Pursuant to the Settlement Agreement, the Board has reinstated the By-Laws that were in effect before March 31, 1998, and agreed that such By-Laws shall remain in effect and will not be amended or modified in any manner until the election of the new Board, at which time such Board will consider and determine appropriate By-Law provisions for the Company.

     AGREEMENT WITH RESPECT TO FUTURE COMMON STOCK PURCHASES. Mr. Anderson and Revision have agreed in the Settlement Agreement that for the one-year period beginning December 10, 1998, neither he nor it, as the case may be, or any of their respective affiliates (other than the Company), will purchase, directly or indirectly, any shares of Total-Tel Common Stock for a purchase price of less than $24.00 per share. At the close of trading on December 11, 1998, the Company's Common Stock traded for $19.00 per share.

     FUTURE FINANCING. The Company's Board believes that ready access to capital is increasingly important to companies in the telecommunications business, including Total-Tel. The Settlement Agreement provides that, during the period in which Walt Anderson serves as a Total-Tel director, he and Revision shall use commercially reasonable efforts to assist the Company in obtaining any financing needed by it to the extent the Company requests such assistance.

     BOARD APPROVAL OF SETTLEMENT AGREEMENT. At its meeting on December 10, 1998, the Board has concluded that the Settlement Agreement is in the best interests of the Company because, among other things, it will end the expense and disruption of litigation and disputes with the Company's largest shareholder, bring additional telecommunications expertise and experience into Total-Tel, may enhance the Company's access to financing, promote management continuity by allowing Warren Feldman to remain as Chairman of the Board for at least a one-year term, and protect shareholders by precluding Anderson, Revision and their affiliates from purchasing Total-Tel shares for less than $24 per share for a period of one year. In connection with this approval of the Settlement Agreement, the Board rescinded the Shareholders Rights Plan, which otherwise would have prevented the entry into the Stock Purchase Agreement and the consummation of the Stock Purchase.

     REGULATORY MATTERS. The Stock Purchase will require compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Each of the Company, Revision and Walt Anderson are obligated to make any required filing as soon as practicable and to use their best efforts to cause to occur on the earliest practicable date the expiration of the waiting period under the HSR Act. The Settlement Agreement may also require approval of the Federal Communications Commission (the "FCC") if the Settlement Agreement is deemed to involve a change of control of licenses and authorizations issued to the Company by the FCC.

The Stock Purchase Agreement
----------------------------
     The Stock Purchase Agreement is filed as an exhibit to this Report and is incorporated herein by reference. The following summary of the terms of the Stock Purchase Agreement is qualified in its entirety by the provisions of the Stock Purchase Agreement.

     AGREEMENT TO PURCHASE SHARES HELD BY WARREN FELDMAN AND SOLOMON FELDMAN. Under the Stock Purchase Agreement, Revision has agreed to purchase between 1,100,000 and 1,200,000 Total-Tel shares from Warren Feldman and Solomon Feldman and/or their designees at a purchase price of $24.00 per share. The closing of the Stock Purchase Agreement is contingent upon (i) the expiration of the all waiting periods provided under the HSR Act and (ii) the Court having rescinded all outstanding orders in connection with the Litigation that precluded the purchase of Total-Tel Common Stock.

     THE RECONSTITUTED BOARD. Under the Stock Purchase Agreement, Warren Feldman and Solomon Feldman each have agreed to use his respective best efforts to cause the resignations three members of the current Board, one of whom is Solomon Feldman, and to fill the vacancies created thereby with Mr. Anderson, Dennis
Spina (or if he is unable to serve, another designee of Mr. Anderson), and a designee of Mr. Anderson's who has no affiliation with the Company (the "Reconstituted Board").

     VOTING AGREEMENTS. For the period commencing 12 months from the date of the Stock Purchase Agreement and ending 24 months later, Mr. Anderson and Revision agree to vote the Total-Tel shares owned by them in favor of the election to the Board of two nominees designated by Warren Feldman (one of whom may be Warren Feldman). During the same period, Warren Feldman and Solomon Feldman agree to vote the Total-Tel shares owned by them in favor of the election to the Board of Directors an unlimited number of nominees designated by Mr. Anderson. These voting agreements will become void if the aggregate ownership of Total-Tel's outstanding Common Stock by Warren Feldman and Solomon Feldman, on the one hand, or Mr. Anderson or Revision, on the other hand, falls below five percent of the then outstanding shares of Common Stock.

     WARREN FELDMAN'S EMPLOYMENT CONTRACT. For the 1998 fiscal year Warren Feldman received a base compensation of $287,115 and a $350,000 bonus for his service as Chairman and Chief Executive Officer. Under the Stock Purchase Agreement, Walt Anderson and Revision agree to use their best efforts to cause the Company as soon after the Reconstituted Board is elected to enter into a one-year employment contract with Warren Feldman, pursuant to which Warren Feldman would be employed as Chairman of the Board and Chief Executive Officer of the Company at a salary of $250,000 per year, and with incentive compensation up to $250,000 as may be determined by the Board based upon performance targets set by the Board for executive officers generally. Such agreement would supersede any prior agreement between Warren Feldman and the Company with respect to Mr. Feldman's employment by the Company. In its December 10, 1998 resolution, the Company's Board of Directors also agreed to waive any buy-back provisions attached to non-statutory stock options held by Warren Feldman.

     INDEMNITY AGREEMENT. On December 10, 1998, Revision, Warren Feldman, and Solomon Feldman entered into a letter Agreement pursuant to which Revision agreed to indemnify, defend and hold harmless Warren Feldman and Solomon Feldman, (and their respective designees who sell shares of the Company's Common Stock to Revision pursuant to the Stock Purchase Agreement) against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts (including all reasonable attorneys fees) that are suffered or incurred by them in connection with any claim, action, suit, proceeding or investigation resulting from the purchase of Total-Tel Common Stock by Revision under the Stock Purchase Agreement.

Item 7.           Financial Statements And Exhibits
-------           ---------------------------------

      (a)      Financial statements of businesses acquired.  Not applicable

      (b)      Pro forma financial information. Not applicable

      (c)      Exhibits.

            Exhibit No.       Description of Exhibit              Reference
            -----------       ----------------------              ---------

            1                 Settlement Agreement, dated         Filed herewith
                              as of December 10, 1998, among
                              Total-Tel, Revision and
                              Walt Anderson

            2                 Settlement Agreement, dated as of   Filed herewith
                              December 10, 1998, among
                              Warren Feldman, Solomon
                              Feldman, and Revision



                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TOTAL-TEL USA COMMUNICATIONS, INC.



Dated: December 15, 1998                  By:   /s/ Warren H. Feldman
                                                ------------------------
                                               Warren H. Feldman
                                               Chief Executive Officer

                                    EXHIBIT 1
                                    ---------
     SETTLEMENT AGREEMENT, made this 10th day of December, 1998, between TOTAL-TEL USA COMMUNICATIONS, INC., a New Jersey corporation (the "Company"), WALT ANDERSON and REVISION LLC, a Delaware limited liability company ("Revision" and collectively with Anderson, the "Committee").

     WHEREAS, on or about April 7, 1998, Gold & Appel Transfer, S.A. ("Gold & Appel") filed a complaint against the Company in the Superior Court of New Jersey, Chancery Division, Passaic County (the "Court"), Docket No. PAS-C49-98 (the "Lawsuit") and Revision subsequently became a party to the Lawsuit.

     WHEREAS, the Lawsuit is currently pending and the parties hereto desire to settle the Lawsuit and petition the Court for the recission of all outstanding orders issued in connection with the Lawsuit, on the terms and conditions set forth herein.

     WHEREAS, the Company and the Committee have been engaged in a proxy contest with respect to the election of directors of the Company at the Annual Meeting of Stockholders of the Company to be held on December 10, 1998 (the "Meeting") and desire to agree upon a settlement of the matters relating to such proxy contest, on the terms and conditions provided herein.

     WHEREAS, in connection with such proxy contest the Company has distributed to stockholders a proxy statement dated November 11, 1998, and the Committee has distributed stockholders a proxy statement, dated November 25, 1998.

     NOW,  THEREFORE,  for  good  and  valid  consideration,   the  receipt  and
sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Settlement of Litigation. As soon as practicable after the execution and delivery of this Agreement, Revision, Gold & Appel and the Company shall prepare and file a stipulation dismissing with prejudice the Lawsuit and requesting that the Court orders outstanding in connection with the Lawsuit be rescinded, revoked or otherwise caused to be ineffective, and such parties agree to take all action and deliver and exchange such documents as may be reasonably necessary to cause such dismissal of the Lawsuit and rescission or revocation of such orders.

      2.    ANNUAL MEETING DATE, PROXY STATEMENT AND BY-LAWS.

            (a) Meeting Date. Upon the execution and delivery of this Agreement, the Company shall promptly take all action necessary to change the date of the Meeting from December 10, 1998 to a date no later than January 31, 1999, or in the event that date becomes impracticable due to delays in the satisfaction of the regulatory or court approval conditions to such closing, no later than February 28, 1999.

            (b) Proxy Statement. Upon the closing of the Stock Purchase (as defined in Section 3 hereof), the Company shall promptly prepare and file with the Securities and Exchange Commission on a date no later than two business days from the date thereof, a Proxy Statement for solicitation of proxies with respect to the Meeting which contains the recommendation of the Board in favor of the election to the Board of Warren Feldman and two designees of Warren Feldman and Walt Anderson and two designees of Walt Anderson.

            (c) By-laws of the Company. The By-laws of the Company, dated June 10, 1959 shall remain in effect and shall not be amended or modified in any manner until the election of the reconstituted Board as contemplated by Section 2(b) hereof, at which time such Board shall consider and determine appropriate By-law provisions of the Company.

     3. HSR ACT. Each of the Company, on the one hand, and Revision and Walt Anderson, on the other hand, will, as soon as practicable after the date hereof and in connection with the contemplated purchase by Revision from Warren Feldman and Solomon Feldman (the "Stock Purchase") of up to 1,200,000 additional shares of common stock of the Company ("Common Stock"), prepare and file with the appropriate governmental agencies, the filings required under the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Each of the Company, on the one hand, and Revision and Walt Anderson, on the other hand, will use their best efforts to cause to occur on the earliest practicable date the expiration of the waiting period under the HSR Act, and in furtherance of such objective, will take all reasonable actions necessary to comply promptly with all legal requirements or requests for additional information which may be imposed on it with respect thereto and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon them.

     4. AGREEMENT WITH RESPECT TO FUTURE PURCHASES. Each of Walt Anderson and Revision agree that during the period commencing on the date hereof and ending on the first anniversary of the date hereof, he or it, as the case may be, and their respective affiliates (other than the Company), will not, directly or indirectly, purchase any shares of Common Stock for a purchase price of less than $24 per share.

     5. ADDITIONAL AGREEMENTS; BEST EFFORTS. The parties hereto will agree upon a joint press release to be issued immediately following the execution of this Agreement. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Until the Board is reconstituted as contemplated by Section 2(b) hereof, the Company shall use its best efforts to provide a copy of any press release or other public disclosure about the transactions contemplated hereby to Walt Anderson prior to dissemination of such press release or other disclosure.

     6. FUTURE FINANCING. During the period in which Walt Anderson serves as a director of the Company, Mr. Anderson and Revision agree to use their commercially reasonable efforts to assist the Company in obtaining any financing needed by it to the extent that the Company requests such assistance.

     7. ORDINARY COURSE. During the period from the date of this Agreement and continuing until the Board is reconstituted in accordance with Section 2(b) hereof, the Company shall use its best efforts to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and to preserve intact its present business organizations, and to preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect.

     8. CERTAIN REPRESENTATIONS BY THE COMPANY. The Company hereby represents and warrants to Walt Anderson and Revision that (i) the execution, delivery and performance by the Company of this Agreement has been duly authorized by all action required by law, its certificate of incorporation and by-laws, (ii) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, (iii) the execution, delivery and performance by the Company of this Agreement will not conflict with or result in any breach of any provision of the charter or by-laws of the Company, (iv) the execution, delivery and performance by the Company of this Agreement will not result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company is a party or by which any of its assets or properties may be bound, (v) subject to the provisions of Sections 1 and 3 hereof, the execution, delivery and performance by the Company of this Agreement will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets and (vi) the Company has duly authorized and approved, by all action required by law, including a duly adopted Board resolution, the rescission of the Rights Agreement, dated as of March 31, 1998, between the Company and American Stock Transfer & Trust Company, and such Rights Agreement is void ab initio.

     9. CERTAIN REPRESENTATIONS BY REVISION AND WALT ANDERSON. Revision hereby represents and warrants to the Company that (i) the execution, delivery and performance by Revision of this Agreement has been duly authorized by all action required by law, its certificate of formation and operating agreement, (ii) this Agreement has been duly executed and delivered by Revision and constitutes a legal, valid and binding obligation of Revision, enforceable against it in accordance with its terms, (iii) the execution, delivery and performance by Revision of this Agreement will not conflict with or result in any breach of any provision of the certificate of formation and operating agreement of Revision,
(iv) the execution, delivery and performance by Revision of this Agreement will not result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Revision is a party or by which any of its assets or properties may be bound and (v) subject to the provisions of Sections 1 and 3 hereof, the execution, delivery and performance by Revision of this Agreement will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Revision or any of its properties or assets. Anderson hereby represents and warrants to the Company that this Agreement has been duly executed and delivered by him and constitutes his legal, valid and binding obligation, enforceable against him in accordance with its terms and subject to the provisions of Sections 1 and 3 hereof, the execution, delivery and performance by him of this Agreement will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to him or any of his properties or assets.

     10. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and constitutes the complete, final and exclusive embodiment of their agreement with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements, understandings, representations and statements, oral or written.

     11. NOTICES. All communications provided for hereunder shall be sent in writing and mailed by first class mail, return receipt requested, or sent by overnight courier, or sent by facsimile transmission to the address stated below or to such changed address as the addressee may have been given by similar notice:

            (a)   If, to the Company:

                        Total-Tel USA Communications, Inc.
                        150 Clove Road
                        Little Falls, New Jersey
                        Attn: Warren Feldman
                        Facsimile No.: (973) 785-5173


                  With a copy to:

                        Covington & Burling
                        1201 Pennsylvania Avenue, N.W.
                        Washington, D.C. 20044
                        Attn: Bobby R. Burchfield, Esq.
                        Facsimile No.: (202) 778-5350

                  And a copy to:

                        Jay Miller, Esq.
                        430 East 57th Street, Suite 5D
                        New York, New York 10022
                        Facsimile No.: (212) 758-0624



            (b) If to Revision or Anderson:

                        Walt Anderson
                        c/o Gold & Appel
                        1023 31st Street, 4th Floor
                        Washington, D.C. 20007
                        Facsimile No.: (202)736-5065

                  With a copy to:

                        Swidler Berlin Shereff Friedman, LLP
                        919 Third Avenue
                        New York, NY 10022
                        Attn: Richard Goldberg, Esq.
                        Facsimile No.: (212) 758-9526

Any such notice shall be deemed received, if mailed, five days after mailing, or one day after sending by overnight courier, or upon confirmation of transmission if sent by facsimile transmission.

     12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflict of laws provisions thereof.

     13.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

                                    TOTAL-TEL USA COMMUNICATIONS, INC.



                                           ------------------------
                                          Name:  Warren Feldman
                                          Title:  Chairman and CEO

                                    REVISION LLC

                                    By:    /s/  Walt Anderson
                                           ------------------------
                                           Name: Walt Anderson
                                           Title: Manager


                                           /s/  Walt Anderson
                                           ------------------------
                                           Walt Anderson

                                    Evidencing agreement with respect to the provisions of Section 1 hereof only and not with respect to any other provision of this
                                    Agreement:

                                    GOLD & APPEL TRANSFER, S.A.

                                    By:     /s/  Walt Anderson
                                           ------------------------
                                           Walt Anderson,
                                           Attorney-In-Fact

                                    EXHIBIT 2
                                    ---------

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     STOCK PURCHASE AGREEMENT made this 10th day of December, 1998, between WARREN FELDMAN, SOLOMON FELDMAN, WALT ANDERSON and REVISION LLC, a Delaware limited liability company ("Revision").

     WHEREAS, each of the parties hereto is a stockholder of Total-Tel USA Communications, Inc., a New Jersey corporation (the "Company").

     WHEREAS, the parties hereto desire to enter into certain agreements regarding the purchase by Revision from Warren Feldman and Solomon Feldman and/or their designees of up to 1,200,000 shares of Common Stock of the Company ("Common Stock"), on the terms and subject to the conditions set forth herein.

     WHEREAS, the parties hereto desire to enter into certain agreements regarding the voting of their shares of Common Stock and certain other matters, on the terms and subject to the conditions set forth herein.

     NOW,  THEREFORE,  for  good  and  valid  consideration,   the  receipt  and
sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.    PURCHASE AND SALE OF SHARES.

            (a) General Terms. Revision agrees to purchase from Warren Feldman, Solomon Feldman, and if so designated, one or more of their designees (in an amount to be determined by Warren Feldman and Solomon Feldman), and Warren Feldman and Solomon Feldman agree to sell, up to an aggregate of 1,200,000 shares of Common Stock, but not less than 1,100,000 shares of Common Stock, at a purchase price of $24 per share upon the terms and subject to the conditions set forth herein. Prior to December 20, 1998, Warren Feldman and Solomon Feldman shall deliver to Revision a written notice (the "Designee Notice"), setting forth the aggregate number of shares which shall be purchased by Revision pursuant to this Section 1, listing each designee (the "Designees", which term shall include Warren Feldman and Solomon Feldman) who will sell shares, the number of shares to be sold by each such Designee, the account information (name of bank, address of bank, ABA number and bank account number) to which the purchase price payment for such designee should be wired, and the purchase price. The Deposit (as defined below) shall be paid at the closing as directed by Warren Feldman and Solomon Feldman and shall be credited against the purchase price. The Designees shall be solely responsible for any transfer taxes payable in respect of the sale of the Common Stock under this Agreement.

            (b) Representations and Warranties of Designees. The Designee Notice shall be accompanied by signed statements of each Designee (the "Designee Statements"), pursuant to which each Designee represents and warrants to Revision that (i) such Designee is the sole beneficial and record owner of all right, title and interest in and to the shares to be sold to Revision, free and clear of any security interest, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies, preemptive rights or rights of first refusal or other arrangements, restrictions or legal or equitable limitations of any kind, (ii) upon the delivery of the stock certificates at the closing, such Designee will transfer good, valid and marketable title to the shares to Revision, free and clear of any security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies, preemptive rights or rights of first refusal or other arrangements, restrictions or legal or equitable limitations of any kind and (iii) such Designee shall, at the closing deliver to Revision, a certificate confirming that the representations of such Designee made therein are true as of the closing date. Warren Feldman beneficially owns between 1,000,544 and 1,035,524 shares of Common Stock and Solomon Feldman beneficially owns between 886,380 and 927,260 shares of Common Stock (in each case exclusive of stock options), and each of Warren Feldman and Solomon Feldman hereby makes the representations and warranties set forth in this Section 1(b) with respect to himself and the shares which he owns as of the date hereof.

            (c) Representations of Revision. Revision represents and warrants to each of Warren Feldman, Solomon Feldman and each Designee that it is acquiring up to 1,200,000 shares of Common Stock pursuant to the provisions of this
Section 1 for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). Revision further represents that it is an Accredited Investor within the meaning ascribed to such term under Regulation D of the rules and regulations promulgated under the Securities Act.

            (d) Conditions to Closing and the Closing. It shall be a condition to the purchase and sale of shares contemplated under this Section 1 that (i) the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") applicable to the purchase by Revision of the aggregate number of shares to be purchased pursuant to this Section 1 shall have expired or been terminated and (ii) the Superior Court of New Jersey, Chancery Division, Passaic County (the "Court") shall have rescinded, revoked or otherwise caused to be ineffective any Court orders outstanding in connection with the lawsuit against the Company which was filed in the Court on or about April 7, 1998, by Gold & Appel Transfer, S.A., Docket No. PAS-C49-98. The closing of the purchase and sale of shares contemplated in this Section 1 shall occur at 10:00 a.m. on the date that is two business days after the satisfaction of both of the conditions set forth in the preceding sentence; provided however that the closing date shall in no event be earlier than January 2, 1999. The closing shall take place at the offices of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York. On the closing date, Revision shall pay to each Designee the purchase price (net of such Designee's pro rata share of the Deposit as designated pursuant to Section 1(a)) by wire transfer to the account set forth in the Designee Notice and each Designee shall deliver the stock certificates for the shares duly endorsed or with stock power attached together with the representation letter required pursuant to of Section 1(b) above.

            (e) Deposit. Within five (5) business days of the execution and delivery of this Agreement, Revision shall transfer $4,000,000 by wire transfer to Swidler Berlin Shereff Friedman, LLP as escrow agent (the "Escrow Agent"), and such $4,000,000 shall be held in escrow by the Escrow Agent as a deposit ("Deposit") pursuant to an escrow agreement containing the terms of this Section 1(e) and other customary terms. In the event that prior to the closing, the Escrow Agent receives a written notice from Revision, on the one hand, or Warren Feldman or Solomon Feldman, on the other hand, stating that a material breach by the other party has occurred under this Agreement or, in the case of a notice by Revision that a material breach by the Company has occurred under that certain agreement dated the date hereof by and among the Company, Walt Anderson and Revision, then, the Deposit, together with interest earned thereon, shall be delivered to the nonbreaching party unless the party alleged to have breached (or Warren Feldman or Solomon Feldman in the case of an alleged breach by the Company) shall deliver, within five business days of notice thereof, a notice of objection to the Escrow Agent in which case the Deposit shall not be disbursed from escrow until such time as the Escrow Agent has received joint written instructions of Warren Feldman, Solomon Feldman and Walt Anderson, directing the disbursement of such Deposit or until such time as the Escrow Agent has received a court order from a court of competent jurisdiction directing the disposition of such Deposit. At least one business day prior to the closing, Warren Feldman, Solomon Feldman and Walt Anderson shall deliver to the Escrow Agent joint written instructions directing the transfer of the Deposit. Each disbursement of the Deposit from escrow shall include the pro rata portion of interest income, if any, with respect to such disbursement amount. In the event that Revision is legally prohibited from purchasing the shares of the Common Stock as contemplated under this Section 1 due to a failure to be satisfied of one of the conditions to closing contained in Section 1(d) by February 28, 1999, the Deposit, together with interest earned thereon, shall be returned to Revision unless Warren Feldman or Solomon Feldman shall have delivered notice of objection within five business days of notice from the Escrow Agent of the intended payment to Revision, in which case the Deposit shall not be disbursed from escrow until such time as the Escrow Agent has received joint written instructions of Warren Feldman, Solomon Feldman and Walt Anderson, directing the disbursement of such Deposit or until such time as the Escrow Agent has received a court order from a court of competent jurisdiction directing the disposition of such Deposit.

      2. BOARD OF DIRECTORS. Immediately following the closing of the sale of shares pursuant to Section 1 hereof, Warren Feldman and Solomon Feldman shall use their respective best efforts to cause the resignation of Messrs. Solomon Feldman, Brad Berger and Joseph Kelly from the Board of Directors of the Company (the "Board") and to cause the election to the Board of the following persons to the vacancies on the Board created thereby: (a) Walt Anderson, (b) Dennis Spina or if he is unable to serve, another designee of Mr. Anderson, and (c) an individual who has no affiliation with the Company and is designated by Walt Anderson. (The six members of the Board as reconstituted pursuant to the terms of this Section 2 are sometimes referred to herein as the "Reconstituted Board".)

      3.    VOTING AGREEMENTS.

            (a) Next Annual Meeting. At the next Annual Meeting of Shareholders of the Company to be held no later than February 28, 1999 and for a period ending one year from the date hereof, Walt Anderson and Revision agree, on the one hand, and Warren Feldman and Solomon Feldman agree, on the other hand, to vote the shares of Common Stock owned by them in favor of the election to the Board of the six members of the Reconstituted Board, or if any one of such members shall be unwilling or unable to serve, then in favor of a substituted designee of Walt Anderson or Warren Feldman, as the case may be. For a period of one year commencing on the date hereof, the parties agree to use their respective best efforts to cause the number of directors comprising the complete Board to be fixed at six (6).

            (b) Subsequent Period. For the period commencing 12 months from the date hereof and ending 36 months from the date hereof, Walt Anderson and Revision agree to vote the shares of Common Stock beneficially owned by them in favor of the election to the Board of Directors of the Company of two nominees designated by Warren Feldman (one of whom may be Warren Feldman). For the period commencing 12 months from the date hereof and ending 36 months from the date hereof, Warren Feldman and Solomon Feldman agree to vote the shares of Common Stock beneficially owned by them in favor of the election to the Board of Directors of the Company of the nominees (regardless of the number of such nominees) designated by Walt Anderson. The provisions of this Section 3(b) shall cease to be of any further force and effect if at any time the aggregate beneficial ownership of Common Stock by Warren Feldman and Solomon Feldman on the one hand, or Walt Anderson and Revision, on the other hand, shall fall below 5% of the then outstanding Common Stock.

            (c) Feldman Employment Contract. Walt Anderson and Revision agree to use their best efforts to cause the Company as soon as practical after the Reconstituted Board is elected to enter into a one year employment contract with Warren Feldman, pursuant to which Warren Feldman will be employed as Chief Executive Officer and Chairman of the Board of the Company at a salary of $250,000 per year and with incentive compensation up to $250,000 as may be determined by the Board based upon performance targets set by the Board for executive officers generally. Such agreement will supersede any prior agreements between Warren Feldman and the Company with respect to Mr. Feldman's employment by the Company.

     4. ORDINARY COURSE. During the period from the date of this Agreement and continuing until the Board is reconstituted in accordance with Section 2 hereof, each of Warren Feldman and Solomon Feldman shall use their respective best efforts to cause the Company to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use its best efforts to preserve intact its present business organizations, and to preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect.

     5. ADDITIONAL AGREEMENTS; BEST EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

     6. CERTAIN REPRESENTATIONS BY THE FELDMANS. Each of Warren Feldman and Solomon Feldman hereby represents and warrants that (i) this Agreement has been duly executed and delivered by him and constitutes his legal, valid and binding obligation, enforceable against him in accordance with its terms, (ii) subject to the provisions of Section 1(d) hereto, the execution, delivery and performance by him of this Agreement will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to him, and (iii) to the best of their knowledge after due inquiry, except as disclosed in the forms, reports, schedules, statements and other documents filed by the Company under the Securities Exchange Act of 1934, as amended, and in the draft financial statements with respect to the fiscal quarter of the Company ended October 31, 1998, which were provided to Walt Anderson, since January 31, 1998, there have been no events, changes or effects (excluding any of the foregoing which affect the industry generally, and are not specific to the Company) having, individually or in the aggregate, a material adverse effect on the Company.

     7. CERTAIN REPRESENTATIONS BY REVISION AND WALT ANDERSON. Revision hereby represents and warrants that (i) the execution, delivery and performance by Revision of this Agreement has been duly authorized by all action required by law, its certificate of formation and operating agreement, (ii) this Agreement has been duly executed and delivered by Revision and constitutes a legal, valid and binding obligation of Revision, enforceable against it in accordance with its terms, (iii) the execution, delivery and performance by Revision of this Agreement will not conflict with or result in any breach of any provision of the certificate of formation and operating agreement of Revision, (iv) the execution, delivery and performance by Revision of this Agreement will not result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Revision is a party or by which any of its assets or properties may be bound, (v) subject to the provisions of Section 1(d) hereto, the execution, delivery and performance by Revision of this Agreement will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Revision or any of its properties or assets, (vi) Revision is the sole beneficial and record owner of all right, title and interest in and to 1,857,434 shares of Common Stock, free and clear of any security interest, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies, preemptive rights or rights of first refusal or other arrangements, restrictions or legal or equitable limitations of any kind, and (vii) Revision has no outstanding indebtedness for borrowed money. Anderson hereby represents and warrants that (i) this Agreement has been duly executed and delivered by him and constitutes his legal, valid and binding obligation, enforceable against him in accordance with its terms, and (ii) subject to the provisions of Section 1(d) hereto, the execution, delivery and performance by him of this Agreement will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to him.

     8. ASSIGNMENT. This Agreement shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of Warren Feldman or Solomon Feldman, on the one hand, or Walt Anderson or Revision, on the other hand, shall have the right to assign or transfer shares of Common Stock or its rights or obligations under this Agreement to an affiliate of such party unless (i) such transferee affiliate has a net worth (calculated in accordance with generally accepted accounting principles) at least equal to the net worth of the transferor immediately prior to such transfer and (ii) such transferee affiliate assumes the obligations of the transferor hereunder.

     9. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and constitutes the complete, final and exclusive embodiment of their agreement with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements, understandings, representations and statements, oral or written.

     10. NOTICES. All communications provided for hereunder shall be sent in writing and mailed by first class mail, return receipt requested, or sent by overnight courier, or sent by facsimile transmission to the address stated below or to such changed address as the addressee may have been given by similar notice:

            (a)   If to the Warren Feldman or Solomon Feldman:

                        Total-Tel USA Communications, Inc.
                        150 Clove Road
                        Little Falls, New Jersey 07424
                        Attn: Warren Feldman
                        Facsimile No.: (973) 785-5173

                  With a copy to:

                        Covington & Burling
                        1201 Pennsylvania Avenue, N.W.
                        Washington, D.C. 20044
                        Attn: Bobby R. Burchfield, Esq.
                        Facsimile No.: (202) 778-5350

            (b) If to Revision or Anderson:

                        Walt Anderson
                        c/o Gold & Appel
                        1023 31st Street, 4th Floor
                        Washington, D.C. 20007
                        Facsimile No.: (202)736-5065


                  With a copy to:

                        Swidler Berlin Shereff Friedman, LLP
                        919 Third Avenue
                        New York, New York 10022
                        Attn: Richard Goldberg, Esq.
                        Facsimile No.: (212) 758-9526

Any such notice shall be deemed received, if mailed, five days after mailing, one day after sending by overnight courier, or upon confirmation of transmission if sent by facsimile transmission.

     11. NOTICE ON BEHALF OF OTHER PARTIES. Any notice, designation or determination required to be made or delivered hereunder by Warren Feldman or Solomon Feldman shall be binding on the other if made or delivered by either of such parties. Any notice, designation or determination required to be made or delivered hereunder by Revision or Walt Anderson shall be binding on the other if made or delivered by either of such parties.

     12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflict of laws provisions thereof.

     13.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

                                            /s/ Warren Feldman
                                           ------------------------

                                            Warren Feldman

                                            /s/ Solomon Feldman
                                           ------------------------
                                            Solomon Feldman

                                           REVISION LLC

                                           By:   /s/ Walt Anderson
                                           ------------------------
                                           Name: Walt Anderson
                                           Title: Manager


                                           /s/ Walt Anderson
                                           ------------------------
                                           Walt Anderson